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                                                                      EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Fleming Companies, Inc. on Form S-8 of our report dated February 23, 2002 appearing in the Annual Report on Form 10-K of Fleming Companies, Inc. and subsidiaries for the year ended December 29, 2001.


DELOITTE & TOUCHE LLP

Dallas, Texas
November 12, 2002